FORM OF

MULTI-OFFERING SUBSCRIPTION AGREEMENT

CĪON INVESTMENT CORPORATION

ICON ECI FUND SIXTEEN

ICON OIL & GAS FUND-A L.P.

INSTRUCTIONS TO INVESTORS & SUBSCRIPTION AGREEMENT

Please read carefully the final prospectus, as amended and supplemented through the date hereof, relating to the applicable offering(s) and all exhibits thereto before deciding to subscribe. Each offering is limited to investors who certify that they meet all of the qualifications set forth in the applicable final prospectus (each, an “Investor”). If you meet these qualifications and desire to make an investment in one of the offerings described herein, then please complete, execute and deliver the entire subscription agreement (as completed and signed) to the address provided below. Investors in Alabama, Arkansas, Maryland, Massachusetts and Tennessee may not use this multi-offering subscription agreement to subscribe to any offering described herein but instead should refer to the subscription agreement for each offering.

With the assistance of your broker-dealer, you should consider your suitability for an investment within the context of your own investment objectives, risk tolerance, financial capabilities and liquidity needs. You may decide to make an independent investigation before finalizing an investment decision with your broker. Also, you are encouraged to consult with your financial advisor in addition to any attorney, accountant or other business or tax advisor you have retained to assist you regarding your evaluation of the risks and merits of the proposed investment. If you have any questions about completing this subscription agreement, please call ICON Capital, LLC, Subscription Processing Desk, at (800) 343-3736.

PRE-ESCROW BREAK

Until the applicable offering has raised the minimum offering amount set out in its final prospectus, your broker-dealer or registered investment adviser should MAIL properly completed and executed ORIGINAL documents, along with your check payable to the applicable entity as set forth below to ICON Capital, LLC at the following address:

Investment	Make checks payable to:	For Regular Mail	For Overnight Deliveries
ICON ECI Fund Sixteen	UMB Bank, N.A., Escrow Agent for ICON Fund 16	ICON Capital, LLC c/o DST Systems P.O. Box 219476 Kansas City, MO 64121-9476	ICON Capital, LLC c/o DST Systems 430 West 7th Street Kansas City, MO 64105 Tel: (800) 343-3736
ICON Oil & Gas Fund-A L.P.	UMB Bank, N.A., Escrow Agent for ICON O&G Fund-A

Upon receipt of a signed subscription agreement, verification of your investment qualifications, and acceptance of your subscription by the relevant entity (which reserves the right to accept or reject a subscription for any reason whatsoever), such entity will execute the subscription agreement and notify you of its receipt and acceptance. In no event may a subscription for an investment be accepted until at least five (5) business days after the date the subscriber receives the final prospectus relating to that offering. Each entity may accept or reject any subscription in whole or in part for a period of fifteen (15) days after receipt of the subscription agreement and any other subscription documents requested by it, verification of your investment qualifications and payment in full. Any subscription not accepted within fifteen (15) days of receipt will be deemed rejected. If rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Important Note:  In all cases, the person or entity actually making the investment decision should complete and sign the subscription agreement. For example, if the investor making the investment is a retirement plan for which investments are directed or made by a third party trustee, then that third party trustee must complete the subscription agreement rather than the beneficiaries under the retirement plan. This also applies to trusts, custodial accounts and similar arrangements. You must list your principal place of residence rather than your office or other address on the signature page to the subscription agreement so that the relevant entity can evaluate compliance with appropriate securities laws. If you want correspondence to be sent to an address other than your principal residence, please provide such mailing address in “Section 2. — Investor Information” on the signature page to the subscription agreement.

POST-ESCROW BREAK

Once the applicable offering has raised the applicable minimum offering amount, your broker-dealer or registered investment adviser should MAIL properly completed and executed ORIGINAL documents, along with your check payable to the applicable entity as set out below to ICON Capital, LLC at the following address:

Investment	Make checks payable to:	For Regular Mail	For Overnight Deliveries
CĪON Investment Corporation	CĪON Investment Corporation	ICON Capital, LLC c/o DST Systems P.O. Box 219476 Kansas City, MO 64121-9476	ICON Capital, LLC c/o DST Systems 430 West 7th Street Kansas City, MO 64105 Tel: (800) 343-3736
ICON ECI Fund Sixteen	ICON Fund 16
ICON Oil & Gas Fund-A L.P.	ICON O&G Fund-A

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MULTI-OFFERING SUBSCRIPTION AGREEMENT

1. INVESTMENT INFORMATION

Please indicate which offering(s) you wish to invest in and whether this subscription is an “initial investment” or an “additional investment.”

Note: Investment subject to applicable suitability standards; see the corresponding prospectus for details.

☐ Advisory/Registered Investment Adviser/Other Net of Commissions Purchase

Investment		Investment Amount
☐ CĪON Investment Corporation	☐ Initial Investment ☐ Additional Investment	$ ____________________ • $5,000 minimum investment • $500 increments for additional investments
☐ ICON ECI Fund Sixteen	☐ Initial Investment ☐ Class A ☐ Class I ☐ Additional Investment ☐ Class A ☐ Class I ☐ DRIP Investment ☐ Class A ☐ Class I	$ ____________________ • $5,000 minimum investment for Class A (or Class I through wrap accounts) / $100,000 minimum investment for Class I • No minimum investment for DRIP for qualified participants
☐ ICON Oil & Gas Fund-A L.P.	☐ Initial Investment ☐ Investor GP ☐ Limited Partner ☐Additional Investment ☐ Investor GP ☐ Limited Partner	$ ____________________ • $5,000 minimum investment • $1,000 increments for additional investments

2. INVESTOR INFORMATION
Print name(s) and address exactly as they are to be registered on the account. (Please print clearly)
Individual/Beneficial Owner
Name of Investor/Beneficial Owner		Social Security or Tax ID Number (required)
Street Address (required)		Email Address
City	State	Zip Code
Daytime Phone Number	Evening Phone Number
Optional/Seasonal Mailing Address
City	State	Zip Code

Citizenship:
Select one.	☐ U.S. citizen	☐ U.S. citizen residing outside the U.S. Country of residence:__________________________	☐ Resident Alien	☐ Non-resident Alien* Country of citizenship: _____________

Select one.	Backup Withholding: Subject to backup withholding? ☐ YES ☐ NO			☐ Employee, Affiliate or Board Member
________________________________________________________________________

NOTE: Any and all U.S. Taxpayers are required to complete W-9 form in Section 7

* If non-resident alien, investor must submit the appropriate W-8 form (W-8BEN, W-8ECL or W-8IMY) in order to make an investment. (If a foreign national who is, in fact, a U.S. taxpayer, complete W-9 form.)

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Joint Owner
Name of Co-Investor (if applicable)		Social Security or Tax ID Number (required)
Street Address (required)		Email Address
City	State	Zip Code
Daytime Phone Number	Evening Phone Number
Optional/Seasonal Mailing Address
City	State	Zip Code

Citizenship:
Select one.	☐ U.S. citizen	☐ U.S. citizen residing outside the U.S. Country of residence:__________________________	☐ Resident Alien	☐ Non-resident Alien Country of citizenship:__________________________

Select one.	Backup Withholding: Subject to backup withholding? ☐ YES ☐ NO			☐ Employee, Affiliate or Board Member
___________________________________________________________________________

NOTE: Any and all U.S. Taxpayers are required to complete W-9 form in Section 7

* If non-resident alien, investor must submit the appropriate W-8 form (W-8BEN, W-8ECL or W-8IMY) in order to make an investment. (If a foreign national who is, in fact, a U.S. taxpayer, complete W-9 form.)

Trust or Other Custodial Arrangement
Name of Trust or Business Entity		Tax ID Number (required)
Name(s) of Trustee(s)/Custodian(s)

Name(s) of Beneficial Owner(s)/Beneficiary(ies)	Date Trust/Account Established	Year to Which Subscription Applicable
Custodian/Brokerage Acct. Number	Phone Number
Street Address (required)
City	State	Zip Code

Corporation/Partnership/Other
Entity Name		Tax ID Number (required)
Entity Type (If Corporation, indicate “C” or “S” Corp.)		Date of Entity Formation
Street Address (required)
City	State	Zip Code
Phone Number	Name(s) of Officer(s), General Partner or Authorized Person(s)
Jurisdiction of Formation

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3. FORM OF OWNERSHIP
Please choose one option, either within the “Non-Custodial Ownership” column or within the “Custodial Arrangement” column.
Non-Custodial Ownership	Custodial Arrangement (owner and custodian signature required)
☐ Individual (one signature required)	Third Party Administered Custodial Plan (new IRA accounts will require an additional application)
☐ Joint Tenants with Right of Survivorship (all parties must sign)	☐ IRA ☐ ROTH IRA ☐ ROLLOVER IRA ☐ SEP ☐ KEOGH
☐ Community Property (all parties must sign)	☐ OTHER ____________________ (Specify)
☐ Tenants in Common (all parties must sign)	Name of Custodian ___________________
☐ Uniform Gift/Transfer to Minors (UGMA/UTMA) Under the UGMA/UTMA of the State of _______________	Mailing Address ___________________
☐ Qualified Pension or Profit Sharing Plan (Include Plan Documents)	City _______________ State __________ Zip __________
☐ Trust (Include title and signature pages of Trust Documents)
☐ Corporation or Partnership (Include Corporate Resolution or Partnership Agreement, as applicable; authorized signature required)
☐ Other _______________ (Specify; include title and signature pages)
For Individual Ownership or JTWROS Only: Transfer Upon Death (optional) ☐ Transferee Name and Social Security No.

4. DISTRIBUTIONS
Complete this section to enroll in the Distribution Reinvestment Plan or to elect how you wish to receive your distributions.
(IRA accounts may not direct distributions without the custodian’s approval)

Investment
CĪON Investment Corporation ➢ I hereby subscribe for shares of CĪON Investment Corporation and elect the distribution option indicated:

☐ Reinvest/Distribution Reinvestment Plan: I choose to participate in the Distribution Reinvestment Plan described in the prospectus and reinvest the entire cash distribution.*

☐ Direct Deposit: I choose to have distributions deposited in a checking, savings or brokerage account.**

☐ Mail Check: I choose to have distributions mailed to me at the address listed in Section 2.

ICON ECI Fund Sixteen ➢ I hereby subscribe for shares of ICON ECI Fund Sixteen and elect the distribution option indicated:

☐ Reinvest/Distribution Reinvestment Plan: I choose to participate in the Distribution Reinvestment Plan described in the prospectus and reinvest the entire cash distribution.*

☐ Direct Deposit: I choose to have distributions deposited in a checking, savings or brokerage account.**

☐ Mail Check: I choose to have distributions mailed to me at the address listed in Section 2.

ICON Oil & Gas Fund-A L.P. ➢ I hereby subscribe for interests of ICON Oil & Gas Fund-A L.P. and elect the distribution option indicated:	☐ Direct Deposit: I choose to have distributions deposited in a checking, savings or brokerage account.** ☐ Mail Check: I choose to have distributions mailed to me at the address listed in Section 2.

Note: Ohio and Tennessee investors cannot participate in the Distribution Reinvestment Plan feature that reinvests distributions into subsequent affiliated programs.

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* Each investor that elects to have his or her distributions reinvested in a Distribution Reinvestment Plan agrees to notify the applicable program and the broker-dealer named in this subscription agreement in writing at any time there is a material change in his or her financial condition, including failure to meet the minimum income and net worth standards as imposed by the state in which he or she resides.

I authorize CĪON Investment Corporation, ICON ECI Fund Sixteen, ICON Oil & Gas Fund-A L.P. or its agent (as applicable, the “Issuer”) to deposit my distribution to the account indicated below. This authority will remain in force until I notify the Issuer in writing to cancel it. In the event that the Issuer deposits funds erroneously into my account, it is authorized to debit my account for the amount of the erroneous deposit. I also hereby acknowledge that funds and/or shares or interests in my account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. None of the Issuer, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuant to applicable abandoned property, escheat or similar laws.

Name of Financial Institution	Mailing Address

City	State	Zip Code

Your Bank’s ABA Routing Number	Your Account Number	Account Type
☐ Checking ☐ Savings ☐ Brokerage

For Electronic Funds Transfers, the signatures of the bank account owner(s) must appear exactly as they appear on the bank registration. If the registration at the bank differs from that on this subscription agreement, all parties must sign below.

Signature of Individual/Trustee/Beneficial Owner	Signature of Co-Investor/Trustee

5.	ELECTRONIC DELIVERY FORM (OPTIONAL)

In lieu of receiving documents by mail, I authorize each entity checked below to make available on its respective website its periodic, quarterly and annual reports, supplements, announcements or other documents required to be delivered to me, as well as any investment or marketing updates, and to notify me via e-mail when such reports or updates are available. Any documents not uploaded and made readily available on the website will be e-mailed to the address identified below. (Any investor who elects this Electronic Delivery option must provide a valid e-mail address, and such investor shall be responsible for notifying each respective entity in writing should such account relating to the e-mail address be terminated or changed.)

☐CĪON Investment Corporation	☐ ICON ECI Fund Sixteen ☐ ICON Oil & Gas Fund-A L.P.

☐ ICON Income Fund Eight B L.P. Liquidating Trust	☐ ICON Leasing Fund Twelve, LLC
☐ ICON Income Fund Nine Liquidating Trust	☐ ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
☐ ICON Income Fund Ten, LLC	☐ ICON ECI Fund Fifteen, L.P.
☐ ICON Leasing Fund Eleven, LLC

The e-mail address for receipt of notifications as outlined above is:

Please print e-mail address clearly

Signature

Date:

Print Name

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6. Power of Attorney	APPOINTMENT OF THE MANAGING OWNER / MANAGING GENERAL PARTNER AS INVESTOR’S ATTORNEY-IN-FACT (FOR SUBSCRIPTIONS TO ICON ECI FUND SIXTEEN OR ICON OIL & GAS FUND-A L.P. ONLY)

Each investor in ICON ECI Fund Sixteen or ICON Oil & Gas Fund-A L.P. must sign the appropriate power(s) of attorney below.

For Investors of ICON ECI Fund Sixteen:

	•	By signing his/her name below (and effective upon admission as a shareholder of ICON ECI Fund Sixteen), each Investor thereby makes, constitutes and appoints ICON MT 16 , LLC (the “Managing Owner”), each authorized officer of the Managing Owner and each person who shall thereafter become a substitute Managing Owner during the term of ICON ECI Fund Sixteen with full power of substitution, as the true and lawful attorney-in-fact of, in the name, place and stead of, such shareholder, to the full extent, and for the purposes and duration, set forth in Section 15 of the Amended and Restated Trust Agreement (the “Trust Agreement,” all of the terms of which are hereby incorporated herein by this reference).

	•	Such purposes include, without limitation, the power to make, execute, sign, acknowledge, affirm, deliver, record and file any (a) document or instrument that the Investment Manager deems necessary or desirable to carry out fully the provisions of the Trust Agreement (in the manner and for the purposes provided in Section 15.1 of the Trust Agreement) and (b) amendment to the Trust Agreement and to the Certificate of Trust of ICON ECI Fund Sixteen (in the manner and for the purposes provided in Section 15.2 of the Trust Agreement, including, without limitation, admission of shareholders to ICON ECI Fund Sixteen and any application, certificate, instrument, affidavit or other document required or appropriate in connection with registration or documentation of ICON ECI Fund Sixteen’s investments).

	•	The foregoing appointment shall not in any way limit the authority of the Managing Owner as attorney-in-fact for each shareholder of ICON ECI Fund Sixteen under Section 15 of the Trust Agreement. The power of attorney hereby granted is coupled with an interest, is irrevocable and shall survive the Investor’s death, incapacity, insolvency or dissolution or his/her/its delivery of any assignment of all or any portion of his/her/its shares.

Subscriptions cannot be accepted without signature(s)	X			X

		Investor’s Signature	Date		Authorized Signature (Custodian/Trustee/Officer/Partner)	Date
	X			X

		Investor’s Signature	Date		Authorized Signature (Custodian/Trustee/Officer/Partner)	Date

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For Investors of ICON Oil & Gas Fund-A L.P.:

•	By signing his/her name below (and effective upon admission as either an Investor General Partner or a Limited Partner of ICON Oil & Gas Fund-A L.P.), each Investor thereby makes, constitutes and appoints ICON Oil & Gas GP, LLC (the “Managing General Partner”), each authorized officer of the Managing General Partner and each person who shall thereafter become a substitute Managing General Partner during the term of ICON Oil & Gas Fund-A L.P., with full power of substitution, as the true and lawful attorney-in-fact of, in the name, place and stead of, such Investor General Partner or Limited Partner, as applicable, to the full extent, and for the purposes and duration, set forth in Section 4.02(d)(1) of the Limited Partnership Agreement (all of the terms of which are hereby incorporated herein by this reference).

•	Such purposes include, without limitation, the power to make, execute, sign, acknowledge, affirm, deliver, record and file any (a) document or instrument that the Managing General Partner deems necessary or desirable to carry out fully the provisions of the Limited Partnership Agreement (in the manner and for the purposes provided in Section 4.02(d)(1) of the Limited Partnership Agreement) and (b) amendment to the Limited Partnership Agreement and/or to the Certificate of Limited Partnership of ICON Oil & Gas Fund-A L.P. (in the manner and for the purposes provided in Section 4.02(d)(1) of the Limited Partnership Agreement, including, without limitation, admission of Investor General Partners and/or Limited Partners, as applicable) and (c) application, certificate, instrument, affidavit or other document required or appropriate in connection with registration or documentation of investments.

•	The foregoing appointment shall not in any way limit the authority of the Managing General Partner as attorney-in-fact for each of the Investor General Partners and Limited Partners under Section 4.02(d)(1) of the Limited Partnership Agreement. The power of attorney hereby granted is coupled with an interest, is irrevocable and shall survive the Investor’s death, incapacity, insolvency or dissolution or his/her/its delivery of any assignment of all or any portion of his/her/its Interests.

Subscriptions cannot be accepted without signature(s)	X			X

		Investor’s Signature	Date		Authorized Signature (Custodian/Trustee/Officer/Partner)	Date
	X			X

		Investor’s Signature	Date		Authorized Signature (Custodian/Trustee/Officer/Partner)	Date

7.	SUBSCRIBER ACKNOWLEDGEMENTS AND SIGNATURES / SUBSTITUTE IRS FORM W-9 CERTIFICATION

I hereby represent and warrant as follows:

(A power of attorney may not be granted to any person to make such representations on behalf of investor(s).) Only fiduciaries such as trustees, guardians, conservators, custodians and personal representatives may make such representations on behalf of an Investor.

Each investor must initial each appropriate representation.

Note: Investors in Alabama, Arkansas, Maryland, Massachusetts or Tennessee may not use this multi-offering subscription agreement to subscribe for shares of any offering described herein but instead should refer to the subscription agreement for each offering.

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	Investor	Co-Investor
For Investors of ALL offerings:

a)

I (we) have received a prospectus, as supplemented and amended through the date hereof, at least five business days prior to signing the subscription agreement, relating to the offering in which I am subscribing, wherein the terms and conditions of the offering are described, and agree to be bound by the terms and conditions therein.

	Initials	Initials

b) I am (we are) purchasing the offered securities for my (our) own account and not with a view to distribution.	Initials	Initials

c) I (we) acknowledge that the offered securities are not liquid, there is no public market for the offered securities, and I (we) may not be able to sell the offered securities.	Initials	Initials

d)

I am either purchasing the offered securities for my own account, or if I am purchasing the securities on behalf of a trust or other entity of which I am trustee or authorized agent, (i) I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent, (ii) the trust or other entity meets all applicable requirements, as stated herein, for the contemplated investment and the purchase is an authorized investment for the trust or other entity under all applicable documents and/or agreements (articles of incorporation or corporate by-laws or action, partnership agreement, trust indenture, etc.) and applicable law.

	Initials	Initials

For Investors of CĪON Investment Corporation:

a) I (we) have received the final prospectus of CĪON Investment Corporation at least five business days before signing the subscription agreement.	Initials	Initials

b)

I (we) certify that I (we) have (1) a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more; or (2) a net worth (exclusive of home, home furnishings and automobiles) of at least $70,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $70,000 annual gross income, or that I (we) meet the higher suitability requirements imposed by my state of primary residence as set forth in the prospectus under “Suitability Standards.”

	Initials	Initials

c) Alabama residents only: I (we) certify that I (we) have a net worth of at least 10 times my (our) investment in CĪON Investment Corporation and other similar programs.	Initials	Initials

d) California residents only: I (we) certify that I (we) must limit my (our) investment in CĪON Investment Corporation to 10% of my (our) net worth (excluding home, home furnishings and automobiles).	Initials	Initials

e)

Iowa residents only: I (we) certify that I (we) have either (1) a net worth of $100,000 and annual gross income of $100,000; or (2) a liquid net worth of $350,000. I (we) further certify that my (our) total investment in CĪON Investment Corporation does not exceed 10% of my (our) liquid net worth.

	Initials	Initials

f)

Kansas residents only: I (we) certify that my (our) aggregate investment in CĪON Investment Corporation and other non-traded business development companies does not exceed 10% of my (our) liquid net worth.

	Initials	Initials

g)

Kentucky residents only: I (we) certify that I (we) have either (1) a liquid net worth of $85,000 and annual gross income of $85,000; or (2) a liquid net worth of $300,000. I (we) further certify that my (our) total investment in CĪON Investment Corporation does not exceed 10% of my (our) liquid net worth.

	Initials	Initials

h)

Maine residents only: I (we) certify that my (our) aggregate investment in this offering and similar offerings will not exceed 10% of my (our) liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

	Initials	Initials

i)

Massachusetts residents only: I (we) certify that my (our) aggregate investment in CĪON Investment Corporation and other non-traded business development companies does not exceed 10% of my (our) liquid net worth.

	Initials	Initials

j)

Nebraska residents only: I (we) certify that I (we) have: (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) I (we) will not invest more than 10% of my (our) net worth in CĪON Investment Corporation.

	Initials	Initials

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	Investor	Co-Investor

k)

New Jersey residents only: I (we) certify that I (we) have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) liquid net worth of $300,000. Additionally, I (we) certify that my (our) total investment in CĪON Investment Corporation and other non-traded business development companies does not exceed 10% of my (our) liquid net worth.

	Initials	Initials

l)

New Mexico residents only: I (we) certify that my (our) aggregate investment in CĪON Investment Corporation and other non-traded business development companies does not exceed 10% of my (our) liquid net worth.

	Initials	Initials

m)

North Dakota residents only: I (we) certify that I (we) (1) have a net worth of at least ten times my (our) investment in CĪON Investment Corporation and its affiliates and (2) meet one of the established net income/net worth or net worth suitability standards.

	Initials	Initials

n) Oregon residents only: I (we) certify that my (our) investment in CĪON Investment Corporation does not exceed 10% of my (our) liquid net worth, exclusive of home, home furnishings and automobiles.	Initials	Initials

o)

Tennessee residents only: I (we) certify that I (we) have a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or a minimum net worth of $500,000 exclusive of home, home furnishings and automobiles. In addition, I (we) certify that my (our) investment in CĪON Investment Corporation does not exceed 10% of my (our) liquid net worth.

	Initials	Initials

	Investor	Co-Investor

Investors of ICON ECI Fund Sixteen:

a) I (we) have received a final prospectus of ICON ECI Fund Sixteen at least five business days prior to signing the subscription agreement.	Initials	Initials

b) I (we) either (i) have annual gross income of $70,000 plus a net worth of $70,000 (exclusive of the investment in this offering, my (our) home, home furnishings and automobiles) or a net worth of $250,000 (determined in the same manner), or (ii) meet any higher investor gross income and/or net worth standards applicable to residents of my (our) State, as set forth in the “Who Should Invest” section of the prospectus.	Initials	Initials

c) If I am an IRA or a Qualified Plan, I have been accurately identified as such in Sections 2 and 3.	Initials	Initials

d) I (we) have accurately identified myself (ourselves) in Section 2 as a U.S. Citizen, resident in the U.S. or Puerto Rico (individuals only) or a U.S. resident alien.	Initials	Initials

e) I (we) agree to redeem, upon demand, all of my (our) shares if I am (we are) no longer U.S. citizens, residents of the United States or Puerto Rico (individuals only), or resident aliens or if I am (we are) otherwise or become foreign partners for purposes of Section 1446 of the Internal Revenue Code of 1986 at any time while holding shares.	Initials	Initials

f) To the best of my (our) knowledge, all information in Sections 1-4 is accurate and may be relied upon by the Managing Owner of ICON ECI Fund Sixteen.	Initials	Initials

g) My (our) financial advisor has advised me (us) of all pertinent facts regarding the lack of liquidity and marketability of the shares, including the liquidation track record of other funds sponsored by ICON Capital, LLC, the investment manager of ICON ECI Fund Sixteen, and its affiliates.	Initials	Initials

h) Kansas residents only: I (we) acknowledge that the Office of the Kansas Securities Commissioner recommends that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth (that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities) in this and similar direct participation investments.	Initials	Initials

i) Kentucky residents only: I (we) certify that I (we) have a net worth of at least ten times my (our) investment in ICON ECI Fund Sixteen.	Initials	Initials

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j) New Mexico residents only: I (we) certify that my (our) investment in this and affiliated programs does not exceed 10% of my (our) liquid net worth.	Initials	Initials

k) North Dakota residents only: I (we) certify that I (we) have a net worth of at least ten times my (our) investment in ICON ECI Fund Sixteen.	Initials	Initials

Investors of ICON Oil & Gas Fund-A L.P.:

a) I (we) have received a final prospectus of ICON Oil & Gas Fund-A L.P. at least five business days prior to signing the subscription agreement.	Initials	Initials

b) Subscribers for Investor General Partner interests only: I (we) (i) have annual gross income of $150,000 for the current year and the two previous years plus a net worth of $330,000 (exclusive of home, home furnishings and automobiles), or (ii) have a net worth of $750,000 (determined in the same manner), or (iii) have a net worth of $1,000,000 (inclusive of home, home furnishings and automobiles), or (iv) have an annual “gross income” (as defined in Section 61 of the Internal Revenue Code of 1986, as amended) in excess of $200,000 in the current year and the two previous years, or (v) meet any higher investor gross income and/or net worth standards applicable to residents of my (our) State, as set forth in the “Suitability Standards” section of the prospectus.	Initials	Initials

c) Subscribers for Limited Partner interests only: I (we) (i) have annual gross income of $85,000 plus a net worth of $85,000 (exclusive of the investment in this offering, home, home furnishings and automobiles) or (ii) have a net worth of $330,000 (determined in the same manner), or (iii) meet any higher investor gross income and/or net worth standards applicable to residents of my (our) State, as set forth in the “Suitability Standards” section of the prospectus	Initials	Initials

d) If I am an IRA or a Qualified Plan, I have been accurately identified as such in Sections 2 and 3.	Initials	Initials

e) I (we) have accurately identified myself (ourselves) in Section 2 as a U.S. Citizen, resident in the U.S. or Puerto Rico (individuals only) or a U.S. resident alien.	Initials	Initials

f) I (we) agree to redeem, upon demand, all of my (our) interests if I am (we are) no longer U.S. citizens, residents of the United States or Puerto Rico (individuals only), or resident aliens or if I am (we are) otherwise or become foreign partners for purposes of Section 1446 of the Internal Revenue Code of 1986 at any time while holding interests.	Initials	Initials

g) To the best of my (our) knowledge, all information in Sections 1-4 is accurate and may be relied upon by the Managing General Partner of ICON Oil & Gas Fund-A L.P.	Initials	Initials

h) My (our) financial advisor or investment advisor representative, as applicable, has advised me (us) of all pertinent facts regarding the lack of liquidity and marketability of the interests.	Initials	Initials

SUBSTITUTE IRS FORM W-9 CERTIFICATION

The Investor signing below, under penalties of perjury, certifies that (i) the number shown on this subscription agreement is its correct taxpayer identification number (or it is waiting for a number to be issued to it) and (ii) it is not subject to backup withholding either because (A) it is exempt from backup withholding, (B) it has not been notified by the Internal Revenue Service (“IRS”) that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified it that it is no longer subject to backup withholding, and (iii) it is a U.S. person for federal tax purposes (including a U.S. resident alien).

YOU MUST CROSS OUT CLAUSE (ii) IN THIS CERTIFICATION AND THE “SUBJECT TO BACKUP WITHHOLDING” BOX IN SECTION 2 SHOULD BE CHECKED IF THE INVESTOR HAS BEEN NOTIFIED BY THE IRS THAT IT IS CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE IT HAS FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON ITS TAX RETURN.

The Internal Revenue Service does not require your consent to any provision of this document other than this certification, which is required to avoid backup withholding.

By signing below, you hereby acknowledge receipt of the final prospectus for the applicable Issuer, as supplemented and amended through the date hereof, which supplements and amendments are available at www.sec.gov, not less than five (5) business days prior to the signing of this subscription agreement. You are encouraged to read the prospectus carefully before making any investment decisions. You agree that if this subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the prospectus. You agree that subscriptions may be rejected in whole or in part by the applicable Issuer in its sole and absolute discretion.

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You understand that you will receive a confirmation of your purchase, subject to acceptance by the applicable Issuer, within 15 days from the date your subscription is received, and that the sale of offered securities pursuant to this subscription agreement will not be effective until at least five business days after the date you have received a final prospectus.

By signing below, you also acknowledge that you have been advised that the assignability and transferability of the offered securities is restricted and governed by the terms of the relevant prospectus; there are risks associated with an investment in the offered securities and you should rely only on the information contained in the relevant prospectus and not on any other information or representations from other sources; and you should not invest in the offered securities unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment.

We are required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, we may not be able to open your account. By signing the subscription agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that we may discuss your personal information and your investment in the offered securities at any time with your then current financial advisor. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal or other illegal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

By signing below, you also acknowledge that you do not expect to be able to sell your offered securities regardless of how we perform. We do not intend to list the offered securities on any securities exchange for the foreseeable future, and we do not expect a secondary market to develop in the offered securities. As a result, you should not expect to be able to resell the offered securities regardless of how we perform. If you are able to sell the offered securities, you will likely receive less than the purchase price that you paid. Accordingly, an investment in the offered securities is not suitable for investors that require short-term liquidity.

FOR SUBSCRIPTIONS TO ICON ECI FUND SIXTEEN OR ICON OIL & GAS FUND-A L.P., UPON THE SUBSCRIBER’S EXECUTION OF THIS SUBSCRIPTION AGREEMENT AND ACCEPTANCE THEREOF BY THE MANAGING OWNER OR MANAGING GENERAL PARTNER, AS APPLICABLE, THIS SUBSCRIPTION AGREEMENT WILL BECOME A PART OF THE TRUST AGREEMENT OR PARTNERSHIP AGREEMENT, AS APPLICABLE, AND THE SUBSCRIBER HEREBYADOPTS, AND AGREES TO BE BOUND BY,THE PROVISIONS OF THE TRUST AGREEMENT OR PARTNERSHIP AGREEMENT, AS APPLICABLE, AND THIS SUBSCRIPTION AGREEMENT.

Each Investor must sign.	Signature of Investor — OR — Beneficial Owner	Date / /

Custodian must	Signature of Co-Investor — OR — Custodian— OR — Trustee	Date / /
sign on a custodial account.

Name of Investor/Trustee	SSN/TIN

8.  INVESTOR REPRESENTATIVE INFORMATION & SIGNATURES (PLEASE PRINT CLEARLY)

The broker, financial adviser or other investor representative (each an “Investor Representative”) signing below hereby warrants that it is duly licensed and may lawfully sell the offered securities in the state designated as the Investor’s legal residence or is exempt from such licensing.

Name of Participating Broker-Dealer, RIA Firm or Financial Institution  ☐ Check if recently employed by new Broker-Dealer, RIA Firm or Financial Institution

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Name of Broker/Financial Adviser/Other Investor Representative		Rep./Adviser Number
Mailing Address	☐ Check if updated address
City	State	Zip Code
Email Address		Telephone Fax

The undersigned confirms by its signature that it (i) has reasonable grounds to believe that the information and representations concerning the Investor identified herein are true, correct and complete in all respects; (ii) has verified that the form of ownership selected is accurate and, if other than individual ownership, has verified that the individual executing on behalf of the Investor is properly authorized and identified; (iii) has discussed such Investor’s prospective purchase of the offered securities with such Investor; (iv) has advised such Investor of all pertinent facts with regard to the lack of liquidity and marketability of the offered securities; (v) has delivered a current copy of the relevant prospectus and related amendments and supplements, if any, to such Investor; (vi) no sale of offered securities shall be completed until at least five (5) business days after the date the Investor receives a copy of the relevant prospectus, as amended or supplemented through the date hereof; and (vii) has reasonable grounds to believe that the purchase of such securities is a suitable investment for such Investor, that such Investor meets the suitability standards applicable to such Investor set forth in the relevant prospectus (as amended or supplemented as of the date hereof), and that such Investor is in a financial position to enable such Investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto. The above-identified entity, acting in its capacity as agent, broker, financial adviser or other investor representative, has performed functions required by federal and state securities laws and, as applicable, FINRA rules and regulations, including, but not limited to Know Your Customer, Suitability and PATRIOT Act (AML, Customer Identification) as required by its relationship with the Investor(s) identified in this document.

Name of Broker/Financial Adviser/Other Investor Representative	Signature of Broker/Financial Adviser/Other Investor Representative	Date

Name of Registered Supervisory Principal	Signature of Registered Supervisory Principal	Date

9. INVESTOR INSTRUCTIONS
☐ By Mail – Checks should be made payable to the applicable entity as set out in the Instructions attached to this subscription agreement.
☐ By Wire Transfer – Wiring instructions available upon request. Forward this subscription agreement to the address listed below.
☐ By Asset Transfer
☐ Custodial Accounts – Forward this subscription agreement directly to the custodian, along with your check and the appropriate documents outlined in Section 3 of this subscription agreement.

MAILING INSTRUCTIONS
REGULAR MAIL ICON Capital, LLC c/o DST Systems P.O. Box 219476 Kansas City, MO 64121-9476 Tel: (800) 343-3736	OVERNIGHT ICON Capital, LLC c/o DST Systems 430 West 7th Street Kansas City, MO 64105 Tel: (800) 343-3736

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APPENDIX A TO SUBSCRIPTION AGREEMENT

(FOR SUBSCRIBERS TO CĪON INVESTMENT CORPORATION ONLY)

NOTICE TO STOCKHOLDER OF ISSUANCE OF
UNCERTIFICATED SHARES OF COMMON STOCK
Containing the Information Required by Section 2-211 of the
Maryland General Corporation Law

To: Stockholder

From: CĪON Investment Corporation

Shares of Common Stock, $0.001 par value per share

CĪON Investment Corporation, a Maryland corporation (the “Corporation”), is issuing to you, subject to acceptance by the Corporation, the number of shares of its common stock (the “Shares”) that correspond to the dollar amount of your subscription as set forth in your subscription agreement with the Corporation. The Shares do not have physical certificates. Instead, the Shares are recorded on the books and records of the Corporation, and this notice is given to you about certain information relating to the Shares. All capitalized terms not defined herein have the meanings set forth in the Corporation’s Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

The Corporation has the authority to issue Shares of stock of more than one class. Upon the request of any stockholder, and without charge, the Corporation will furnish a full statement of the information required by Section 2-211 of the Maryland General Corporation Law with respect to certain restrictions on ownership and transferability, the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption of the Shares of each class of stock that the Corporation has authority to issue, the differences in the relative rights and preferences between the Shares of each series to the extent set, and the authority of the Board of Directors to set such rights and preferences of subsequent series. Such requests must be made to the Secretary of the Corporation at its principal office.

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